UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                 August 25, 2004

                           RESOURCES CONNECTION, INC
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             (Exact name of registrant as specified in its charter)

          Delaware                       0-32113                  33-0832424
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

  695 Town Center Drive, Suite 600, Costa Mesa, California          92626
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         (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code                (714) 430-6400

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8.01 Other Events.

      On August 25, 2004, Resources Connection, Inc. issued a press release expressing sympathy over the death of board member, C. Stephen Mansfield. A copy of the press release is furnished in Exhibit 99.1 to this report.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     RESOURCES CONNECTION, INC.

Date August 25, 2004

                                                     By: /s/ Donald B. Murray
                                                         -----------------------
                                                         Donald B. Murray
                                                         Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.          Name of Item
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   99.1              Press Release issued on August 25, 2004